Exhibit 4.1

PORTER BANCORP, INC.

COMMON

INCORPORATED UNDER THE LAWS OF		CUSIP 736233 10 7
THE COMMONWEALTH OF KENTUCKY	Louisville, Kentucky	SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

is the owner of

SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

PORTER BANCORP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

CHAIRMAN OF THE BOARD	PRESIDENT, CHIEF EXECUTIVE OFFICER AND SECRETARY

FRONT

Exhibit 4.1

PORTER BANCORP, INC.

A statement of the designations, relative rights, preferences and limitations applicable to the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any amendment thereto, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –	………………Custodian………………
TEN ENT	– as tenants by the entireties		(Cust) (Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants		under Uniform Gifts to Minors Act………………………………………
	in common	UNIF TRF MIN ACT –	…………….Custodian (until age……….)
………………….under Uniform Transfers
to Minors Act…………………………….
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                             , hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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